Core Bond Fund	Summary Prospectus Core Bond Fund

Class A	Class B	Class C	Class R	Class Y

FAFIX	FFIBX	FFAIX	FFISX	FFIIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at firstamericanfunds.com/funddocs. You can also get this information at no cost by calling 800 677-FUND or by sending an e-mail request to funddocs@firstamericanfunds.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information (SAI), both dated October 28, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

On July 29, 2010, FAF Advisors, Inc. (the “advisor”) and its parent company, U.S. Bank National Association, entered into an agreement with Nuveen Investments, Inc. (“Nuveen”) and certain Nuveen affiliates, including Nuveen Asset Management (“NAM”), to sell a portion of the advisor’s asset management business (the “Transaction”). Included in the sale will be that part of the advisor’s asset management business that advises the fund. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Investment Objective

Core Bond Fund’s objective is to provide investors with high current income consistent with limited risk to capital.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in First American funds. More information about these and other discounts is available from your financial professional and under “Determining Your Share Price” on page 41 of the prospectus and “Reducing Class A Sales Charges” on page 84 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)[1]	None	5.00%	1.00%	None	None

Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses[2]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None

Other Expenses

Administration Fee	0.22%	0.22%	0.22%	0.22%	0.22%

Miscellaneous	0.05%	0.05%	0.05%	0.05%	0.05%

Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[4]	1.03%	1.78%	1.78%	1.28%	0.78%

Summary Prospectus — October 28, 2010	Page 1 of 6	Core Bond Fund

Example:  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Class B	Class B	Class C	Class C
		assuming	assuming no	assuming	assuming no
		redemption	redemption	redemption	redemption
		at end of	at end of	at end of	at end of
	Class A	each period	each period	each period	each period	Class R	Class Y
1 year	$526	$681	$181	$281	$181	$130	$80

3 years	$739	$960	$560	$560	$560	$406	$249

5 years	$969	$1,164	$964	$964	$964	$702	$433

10 years	$1,631	$1,897	$1,897	$2,095	$2,095	$1,545	$966

[1]	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

[2]	Assuming shareholders approve the new advisory agreement with NAM proposed in connection with the Transaction, the fund’s expense structure will change upon closing of the Transaction. However, the fund’s net expense ratio immediately following the Transaction, after voluntary waivers by NAM and excluding any Acquired Fund Fees and Expenses, is expected to be the same or lower than the annual fund operating expense ratio reflected in footnote 4 below, assuming the fund’s net asset level has not fallen below its level as of June 30, 2010, adjusted to take into account any redemptions by the U.S. Bank 401(k) Plan expected to occur prior to closing of the Transaction. Further, NAM has agreed to maintain the fund’s current expense cap at least through June 30, 2011. In addition, the fund’s expense ratio immediately following the Transaction, before voluntary waivers and excluding any Acquired Fund Fees and Expenses, is expected to be the same or lower than the fund’s total annual fund operating expense ratio reflected in the table, assuming the fund’s net asset level has not fallen below its level as of June 30, 2010, adjusted (as applicable) to take into account any expected U.S. Bank 401(k) Plan redemptions. See “Investment Advisor” on page 36 of the prospectus.

[3]	In addition to the operating expenses that the fund bears directly, the fund’s shareholders indirectly bear the expenses of affiliated and unaffiliated funds in which the fund invests (the “acquired funds”). Since acquired fund fees and expenses are not directly borne by the fund, they are not reflected in the fund’s financial statements, with the result that the information presented in the expense table will differ from that presented in the “Financial Highlights” section of the prospectus.

[4]	The advisor intends to waive fees and reimburse other fund expenses through June 30, 2011 so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively, for Class A, Class B, Class C, Class R, and Class Y shares. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Core Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.
•	residential and commercial mortgage-backed securities.
•	asset-backed securities.
•	corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Up to 10% of the fund’s total assets may be invested collectively in the following categories of debt securities:

•	securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund’s advisor (securities commonly referred to as “high yield” or “junk bonds”). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.
•	non-dollar denominated debt obligations of foreign corporations and governments.
•	debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the fund’s current benchmark index will be considered to be located in an emerging market country.

The fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments that are not located in emerging market countries.

The fund’s advisor selects securities using a “top-down” approach, which begins with the formulation of the advisor’s general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, the advisor selects individual securities within these sectors or industries.

The fund invests primarily in debt securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 10% of the fund’s total assets may be invested in securities that are

Summary Prospectus — October 28, 2010	Page 2 of 6	Core Bond Fund

rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund’s advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality. Unrated securities will not exceed 25% of the fund’s total assets.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund’s portfolio or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Active Management Risk — Because the fund is actively managed, the fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk — If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk — The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.

Derivatives Risk — The use of derivative instruments involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

Dollar Roll Transaction Risk — The use of dollar rolls can increase the volatility of the fund’s share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.

Emerging Markets Risk — Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Foreign Security Risk — Securities of foreign issuers, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.

High-Yield Securities Risk — High-yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk — The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk — Interest rate increases can cause the value of debt securities to decrease.

International Investing Risk — Investing in non-dollar denominated foreign securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.

Liquidity Risk — Trading opportunities are more limited for debt securities that have received ratings below investment grade.

Mortgage- and Asset-Backed Securities Risk — These securities generally can be prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.

Summary Prospectus — October 28, 2010	Page 3 of 6	Core Bond Fund

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at firstamericanfunds.com or by calling 800 677-3863.

The bar chart shows you the variability of the fund’s performance from year to year for Class A shares. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary.

					Since
AVERAGE ANNUAL TOTAL RETURNS	Inception				Inception
AS OF 12/31/09	Date	One Year	Five Years	Ten Years	(Class R)

Core Bond Fund

Class A (return before taxes)	12/22/87	18.71%	3.47%	5.12%	N/A

Class A (return after taxes on distributions)		16.38%	1.73%	3.29%	N/A

Class A (return after taxes on distributions and sale of fund shares)		12.00%	1.91%	3.27%	N/A

Class B (return before taxes)	8/15/94	18.12%	3.25%	4.80%	N/A

Class C (return before taxes)	2/1/99	22.10%	3.60%	4.77%	N/A

Class R (return before taxes)	9/24/01	23.74%	4.16%	N/A	4.37%

Class Y (return before taxes)	2/4/94	24.37%	4.61%	5.83%	N/A

Barclays Capital Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%	5.33%

[1]	Total return for the period 1/1/10 through 9/30/10 was 8.02%.

[2]	An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.

Investment Advisor

FAF Advisors, Inc. serves as investment advisor to the fund. In connection with the Transaction, fund shareholders will be asked to approve a new investment advisory agreement appointing NAM as the fund’s investment advisor. If approved by shareholders, this agreement will take effect upon closing of the Transaction. Nuveen Asset Management LLC — which is expected to be formed as a wholly-owned subsidiary of NAM pursuant to an internal restructuring — will become the sub-advisor to the fund at the later of the closing of the internal restructuring or the closing of the Transaction.

Portfolio Managers

	Title	Portfolio manager of fund since:

Chris J. Neuharth, CFA	Senior Fixed-Income Portfolio Manager	October 2002
Timothy A. Palmer, CFA	Senior Fixed-Income Portfolio Manager	May 2003
Wan-Chong Kung, CFA	Senior Fixed-Income Portfolio Manager	June 2001
Jeffrey J. Ebert	Head of Investment Grade Credit Sector Team	December 2005

Summary Prospectus — October 28, 2010	Page 4 of 6	Core Bond Fund

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a fund on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

You can become a shareholder in any of the funds by making a minimum initial investment of $2,500. The minimum additional investment is $100. The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

You can redeem shares through your financial intermediary or by contacting the funds at:

Phone	Regular Mail	Overnight Express Mail

800-677-3863	First American Funds	First American Funds
	P.O. Box 3011	615 East Michigan Street
	Milwaukee, WI 53201-3011	Milwaukee, WI 53202

Tax Information

Dividends and capital gain distributions you receive from a fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus — October 28, 2010	Page 5 of 6	Core Bond Fund

P.O. Box 1330
Minneapolis, MN 55440-1330

SP-CORE